UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2025

CHIMERA INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-33796	26-0630461
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

630 Fifth Avenue, Suite 2400 New York, New York	10111
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (888) 895-6557

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CIM	New York Stock Exchange
8.00% Series A Cumulative Redeemable Preferred Stock	CIM PRA	New York Stock Exchange
8.00% Series B Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRB	New York Stock Exchange
7.75% Series C Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRC	New York Stock Exchange
8.00% Series D Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRD	New York Stock Exchange
9.000% Senior Notes due 2029	CIMN	New York Stock Exchange
9.250% Senior Notes due 2029	CIMO	New York Stock Exchange
8.875% Senior Notes due 2030	CIMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 1, 2025, Chimera Investment Corporation, a Maryland corporation (“Chimera”), through its wholly-owned subsidiary Chimera Funding TRS, LLC, a Delaware limited liability company (“Funding TRS”), completed the previously announced acquisition (the “Acquisition”) of HomeXpress Mortgage Corp., a Delaware corporation (“HomeXpress”), pursuant to that certain Stock Purchase Agreement (the “Stock Purchase Agreement”), dated June 11, 2025 and amended as of August 5, 2025, by and among Funding TRS (as assignee of the rights and obligations of Chimera) and the Sellers referred to therein.

Upon the terms and subject to the conditions of the Stock Purchase Agreement, at the closing of the transactions contemplated by the Stock Purchase Agreement (the “Closing”), Funding TRS acquired (i) all of the outstanding equity interests in HX Holdco Corp., a Delaware corporation and parent of HomeXpress (“HX Holdco”), from the Holdco Sellers (as defined in the Stock Purchase Agreement), and (ii) the remaining outstanding equity interests in HomeXpress held by the Management Sellers (as defined in the Stock Purchase Agreement). Immediately following the Closing, Funding TRS will assign the equity interests in HomeXpress acquired from the Management Sellers to HX Holdco so that HomeXpress will be a wholly-owned subsidiary of HX Holdco.

The total consideration for the Acquisition consisted of (i) $119.5 million, representing the estimated Adjusted Book Value (as defined in the Stock Purchase Agreement) as of August 31, 2025, subject to certain post-closing adjustments to true-up for the actual Adjusted Book Value as of the Closing Date as set forth in the Stock Purchase Agreement, (ii) the cash premium of $120 million, and (iii) the issuance of 2,077,151 shares of Chimera’s common stock, par value $0.01 per share (“Common Stock”). Following the Closing of the Acquisition, HomeXpress became an indirect wholly-owned subsidiary of Chimera operating under Funding TRS. The cash portion of the consideration was funded with cash on hand.

As previously announced, Kyle Walker, HomeXpress’ President and Chief Executive Officer prior to the Acquisition, executed an employment agreement to continue serving in such capacity with HomeXpress following the Closing.

In connection with the Acquisition, the compensation committee (the “Compensation Committee”) of Chimera’s board of directors (the “Board”) adopted the Chimera Investment Corporation Inducement Award Plan (the “Plan”), pursuant to which Chimera reserved 540,000 shares of Chimera’s common stock, $0.01 par value per share (the “Common Stock”) for issuance under the Plan solely to individuals who were not previously employees of Chimera or any subsidiary of Chimera (or who are returning to employment following a bona fide period of interruption of employment with Chimera), in accordance with NYSE Listed Company Manual Rule 303A.08. The Plan was approved by the Compensation Committee without shareholder approval pursuant to NYSE Listed Company Manual Rule 303A.08. The Compensation Committee also adopted a form of restricted stock unit award agreement (the “RSU Award Agreement”) for use with the Plan. Chimera issued restricted stock units to certain employees of HomeXpress as a material inducement for such employees to continue their employment with HomeXpress following the Acquisition by Funding TRS.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement and the First Amendment thereto, a copy of which was filed as Exhibit 2.1 to Chimera’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission (the “SEC”) on June 13, 2025 and Exhibit 2.2 to Chimera’s Quarterly Report on Form 10-Q filed with the SEC on August 6, 2025, respectively, and incorporated herein by reference.

The foregoing description of the Plan and RSU Award Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan and RSU Award Agreement, a copy of which was filed as Exhibit 99.1 to Chimera’s Registration Statement on Form S-8 filed with the SEC on October 1, 2025 and Exhibit 99.2 to Chimera’s Registration Statement on Form S-8 filed with the SEC on October 1, 2025, respectively, and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information regarding the issuance of the Common Stock received by the Sellers as part of the consideration for the Acquisition, described in Item 2.01 above, is hereby incorporated into this Item 3.02. The issuance of such shares of Common Stock was made in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder.

Item 7.01.	Regulation FD Disclosure.

On October 1, 2025, Chimera issued a press release announcing that it completed its previously announced acquisition of HomeXpress. On the same day, Chimera issued a separate press release announcing that Chimera issued restricted stock units to certain employees of HomeXpress as a material inducement for such employees to continue their employment with HomeXpress. A copy of each of the press releases is furnished as Exhibit 99.5 and Exhibit 99.6, respectively, to this Current Report on Form 8-K and each is incorporated herein by reference.

The press releases are each being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

Chimera is supplementing the risk factors previously disclosed in Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 19, 2025 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, filed with the SEC on August 6, 2025, to add certain new risk factors as included in Exhibit 99.4 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

(i)

The historical audited consolidated financial statements of HomeXpress, as of and for the year ended December 31, 2024, together with the notes thereto and the independent auditors’ report thereon, are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

(ii)

The historical interim unaudited consolidated financial statements of HomeXpress, as of and for the six months ended June 30, 2025, together with the notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

(b) Pro Forma Financial Information.

The following unaudited pro forma consolidated financial information related to the Acquisition is attached as Exhibit 99.3 and incorporated by reference herein:

(i)

Unaudited Pro Forma Consolidated Statement of Financial Condition as of June 30, 2025, and Unaudited Pro Forma Consolidated Statements of Operations for the six-month period ended June 30, 2025, and the fiscal year ended December 31, 2024.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, including as related to the expected impact (including as related to Chimera’s future earnings) of Chimera’s acquisition of HomeXpress. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal,” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “would,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” or similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: events that could cause the potential that Chimera may not fully realize the expected benefits of the acquisition of HomeXpress, including the potential financial impact; our ability to obtain funding on favorable terms and access the capital markets; our ability to achieve optimal levels of leverage and effectively manage our liquidity; changes in inflation, the yield curve, interest rates and mortgage prepayment rates; our ability to manage credit risk related to our investments and comply with the Dodd-Frank Act and related laws and regulations relating to credit risk retention for securitizations; rates of default, delinquencies, forbearance, deferred payments or decreased recovery rates on our investments; the concentration of properties securing our securities and residential loans in a small number of geographic areas; our ability to execute on our business and investment strategy; our ability to determine accurately the fair market value of our assets; changes in our industry, the general economy or geopolitical conditions; our ability to successfully integrate and realize the anticipated benefits of any acquisitions, including the acquisition of The Palisades Group in 2024 and the acquisition of HomeXpress; our ability to originate or acquire quality and profitable loans at an appropriate and consistent cost; our ability to sell the loans that we originate or acquire; our ability to refinance or obtain additional liquidity for borrowing; our ability to operate our investment management and advisory services and manage any regulatory rules and conflicts of interest; the degree to which our hedging strategies may or may not be effective; our ability to effect our strategy to securitize residential mortgage loans; our ability to compete with competitors and source target assets at attractive prices; our ability to find and retain qualified executive officers and key personnel; the ability of servicers and other third parties to perform their services at a high level and comply with applicable law and expanding regulations; our dependence on information technology and its susceptibility to cyber-attacks; our ability to comply with extensive government regulation, including, but not limited to, federal and state consumer lending regulations; the impact of and changes in governmental regulations, tax law and rates, accounting guidance, refinancing or borrowing guidelines and similar matters; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; our ability to maintain our classification as a real estate investment trust for U.S. federal income tax purposes; the volatility of the market price and trading volume of our shares; and our ability to make distributions to our stockholders in the future.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these, and other risk factors, is contained in Chimera’s most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are advised that any financial information in this Current Report on Form 8-K is based on company data available at the time of this Current Report on Form 8-K and, in certain circumstances, may not have been audited by Chimera’s independent auditors.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated June 11, 2025, by and among Chimera Investment Corporation and, and the Sellers and their Representatives, each as defined therein (filed as Exhibit 2.1 to Chimera’s Current Report on Form 8-K/A filed with the SEC on June 13, 2025 and incorporated herein by reference).

2.2	First Amendment to Stock Purchase Agreement, dated August 5, 2025, by and among Chimera Investment Corporation and the Sellers and their Representatives, each as defined therein (filed as Exhibit 2.2 to Chimera’s Quarterly Report on Form 10-Q filed with the SEC on August 6, 2025 and incorporated herein by reference).

10.1	Chimera Investment Corporation Inducement Award Plan (filed as Exhibit 99.1 to Chimera’s Registration Statement on Form S-8 filed with the SEC on October 1, 2025 and incorporated herein by reference).

10.2	Form of Restricted Stock Unit pursuant to the Chimera Investment Corporation Inducement Award Plan (filed as Exhibit 99.2 to Chimera’s Registration Statement on Form S-8 filed with the SEC on October 1, 2025 and incorporated herein by reference).

23.1	Consent of Baker Tilly US, LLP.

99.1	Historical audited consolidated financial statements of HomeXpress, as of and for the year ended December 31, 2024 and the report of Baker Tilly US, LLP, independent auditors.

99.2	Historical interim unaudited financial statements of HomeXpress, as of and for the six months ended June 30, 2025.

99.3	Unaudited Pro Forma Consolidated Statement of Financial Condition as of June 30, 2025, and Unaudited Pro Forma Consolidated Statements of Operations for the six-month period ended June 30, 2025, and the fiscal year ended December 31, 2024.

99.4	Additional Risk Factors.

99.5	Press Release, dated October 1, 2025.

99.6	Press Release, dated October 1, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHIMERA INVESTMENT CORPORATION

Date: October 3, 2025	By:	/s/ Subramaniam Viswanathan
	Name:	Subramaniam Viswanathan
	Title:	Chief Financial Officer